Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT

     THIS FIRST AMENDMENT (“First Amendment”) is made as of this December 12, 2008 by and among the financial institutions signatory hereto (individually a “Lender,” and any and all such financial institutions collectively, the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), Vishay Intertechnology, Inc. (“Vishay”) and the other Permitted Borrowers as defined therein (together with Vishay, the “Borrowers”).

RECITALS

     A. The Borrowers have entered into that certain Fourth Amended and Restated Credit Agreement dated as of June 24, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) with each of the Lenders and the Agent pursuant to which the Lenders agreed, subject to the satisfaction of certain terms and conditions, to extend or to continue to extend financial accommodations to the Borrowers, as provided therein.

     B. At the request of the Borrowers, Agent and the Lenders have agreed to make certain amendments and modifications to the Credit Agreement as set forth below, but only on the terms and conditions set forth in this First Amendment.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and the Lenders agree:

     1. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) by inserting the following definitions into Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

““Base Rate” shall mean for any day, that rate of interest which is equal to the greater of (i) the LIBOR-based Rate and (ii) the Prime-based Rate, plus the Applicable Margin.”

““Base Rate Advance” shall mean an Advance which bears interest at the Base Rate.”

““LIBOR Rate” shall mean, with respect to any Advance carried at the LIBOR-based Rate outstanding hereunder, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars the per annum rate for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 11:00 a.m. (Detroit, Michigan time) (or soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the “LIBOR Rate” shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by Agent and Borrowers, or, in the absence of such agreement, the “LIBOR Rate” shall, instead, be the per annum rate equal to the average of the rate at which Agent is offered dollar deposits at or about 11:00 a.m. (Detroit, Michigan time) (or soon thereafter as practical) on such day in the interbank eurodollar market in an amount comparable to the principal amount of the Indebtedness hereunder which is to bear interest at such “LIBOR Rate” and for a period equal to one (1) month.”

““LIBOR-based Rate” shall mean for any day a per annum interest rate which is equal to the sum of one percent (1.0%) plus the quotient of the following:

(a)	the LIBOR Rate;

divided by

(b)	a percentage (expressed as a decimal) equal to 1.00 minus the maximum rate on such date at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.”

     (b) by amending the following definitions such that the references to “Prime-based Advance” and “Prime-based Rate” shall be deleted and replaced with a reference to “Base Rate Advance” and “Base Rate”, respectively: “Advance(s)”, “Applicable Interest Rate”, “Revolving Credit Advance”, “Swing Line Advance” and “Term Loan Advance”.

     2. Section 7.18 of the Credit Agreement is hereby deleted and the following is inserted in its place: “7.18 Intentionally Omitted.”

     3. Sections 11.5, 11.6 and 11.7 of the Credit Agreement are hereby deleted, and the following is inserted in their respective places:

“11.5 Circumstances Affecting Eurocurrency-based Rate and LIBOR-based Rate Availability. If Agent or the Required Lenders (after consultation with Agent) shall determine in good faith that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars or in any Alternative Currency, as the case may be, in the applicable amounts are not being offered to the Agent or such Lenders, then Agent shall forthwith give notice thereof to Borrowers. Thereafter, until Agent notifies Borrowers that such circumstances no longer exist, (i) the obligation of Lenders to make Eurocurrency-based Advances and LIBOR-based Advances (other than in any applicable Alternative Currency with respect to which deposits are available, as required hereunder), and the right of Borrowers to convert an Advance to or refund an Advance as a Eurocurrency-based Advance, as the case may be (other than in any applicable Alternative Currency with respect to which deposits are available, as required hereunder) shall be suspended, and (ii) the Borrowers shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurocurrency-based Advance or LIBOR-based Advance covered hereby in the applicable Permitted Currency, together with accrued interest thereon, any amounts payable under Sections 11.1 and 11.8 hereof, and all other amounts payable hereunder on the last day of the then current Interest Period applicable to such Advance. Upon the date for repayment as aforesaid and unless Company notifies Agent to the contrary within two (2) Business Days after receiving a notice from Agent pursuant to this Section, such outstanding principal amount shall be converted to a Prime-based Advance as of the last day of such Interest Period.

11.6 Laws Affecting Eurocurrency-based Rate and LIBOR-based Rate Availability. If, after the date of this Agreement, the adoption or introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Eurocurrency Lending Offices) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for any of the Lenders (or any of their respective Eurocurrency Lending Offices) to honor its obligations hereunder to make or maintain any Advance with interest at the Eurocurrency-based Rate or the LIBOR-based Rate or in any Alternative Currency, such Lender shall forthwith give notice thereof to Borrowers and to Agent. Thereafter, (a) the obligations of the applicable Lenders to make Eurocurrency-based Advances and LIBOR-based Advances or Advances in any such Alternative Currency and the right of Borrowers to convert an Advance into or refund an Advance as a Eurocurrency-based Advance or as an Advance in any such Alternative Currency shall be suspended and thereafter Borrowers may select as Applicable Interest Rates or as Alternative Currencies only those which remain available and which are permitted to be selected hereunder, and (b) if any of the Lenders may not lawfully continue to maintain an Advance as a Eurocurrency-based Advance or a LIBOR-based Advance or in such Alternative Currency, the applicable Advance shall immediately be converted to a Prime-based Advance (in the Dollar Amount thereof) and the Prime-based Rate shall be applicable thereto for the remainder of any applicable Interest Period. For purposes of this Section, a change in law, rule, regulation, interpretation or administration shall include, without limitation, any change made or which becomes effective on the basis of a law, rule, regulation, interpretation or administration presently in force, the effective date of which change is delayed by the terms of such law, rule, regulation, interpretation or administration.

11.7 Increased Cost of Advances Carried at a Eurocurrency-based Rate or a LIBOR-based Rate. If, after the date of this Agreement, the adoption or introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Eurocurrency Lending Offices) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(a) shall subject any of the Lenders (or any of their respective Eurocurrency Lending Offices) to any tax, duty or other charge with respect to any Advance or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Eurocurrency Lending Offices) of the principal of or interest on any Advance or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Eurocurrency Lending Offices imposed by the jurisdiction in which such Lender’s principal executive office or Eurocurrency Lending Office is located); or

(b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any of the Lenders (or any of their respective Eurocurrency Lending Offices) or shall impose on any of the Lenders (or any of their respective Eurocurrency Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Advance;

and the result of any of the foregoing matters is to increase the costs to any of the Lenders of maintaining any part of the Indebtedness hereunder as a Eurocurrency-based Advance or a LIBOR-based Advance or as an Advance in any Alternative Currency, or to reduce the amount of any sum received or receivable by any of the Lenders under this Agreement in respect of a Eurocurrency-based Advance or a LIBOR-based Advance or any Advance in an Alternative Currency, as the case may be, then such Lender shall promptly notify Agent, and Agent shall promptly notify Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice, Borrowers agree to pay to such Lender or Lenders such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction.

Agent will promptly notify Borrowers of any event of which it has knowledge which will entitle Lenders to compensation pursuant to this Section, or which will cause Borrowers to incur additional liability under Sections 11.1 and 11.8 hereof, provided that Agent shall incur no liability whatsoever to the Lenders or Borrowers in the event it fails to do so. A certificate of Agent (or such Lender, if applicable) setting forth the basis for determining such additional amount or amounts necessary to compensate such Lender or Lenders shall accompany such demand and shall be conclusively presumed to be correct absent manifest error. For purposes of this Section, a change in law, rule, regulation, interpretation, administration, request or directive shall include, without limitation, any change made or which becomes effective on the basis of a law, rule, regulation, interpretation, administration, request or directive presently in force, the effective date of which change is delayed by the terms of such law, rule, regulation, interpretation, administration, request or directive.”

     4. The Credit Agreement is hereby amended by (a) deleting all references to “Prime-based Advance” and “Prime-based Rate” and replacing such references with references to “Base Rate Advance” and “Base Rate”, respectively, in Articles 2 through 13, inclusive and in the Exhibits to the Credit Agreement and (b) deleting Schedule 4.1 to the Credit Agreement and inserting the attached Annex A in its place.

     5. Vishay Israel and its Subsidiaries, Z.T.R. Electronics Ltd., Dale Israel Electronic Industries Ltd., V.I.E.C. Ltd. and Draloric Israel Ltd. (collectively, the “Israeli Pledging Subsidiaries”) have, together with Vishay and certain of Vishay’s other Subsidiaries, entered into a pledge agreement (the “Existing Vishay Europe Pledge”) which grants a lien to the Agent for the benefit of the Lenders over certain of the shares of Vishay Europe. Vishay has requested that the Israeli Pledging Subsidiaries be released from the Existing Vishay Europe Pledge, and that the Israeli Pledging Subsidiaries not be required to enter into any other pledges of their equity interests in Vishay Europe or any other Significant Subsidiary of which they may, in the future, become an equity holder. The undersigned Lenders, by execution and delivery of this Amendment, hereby consent and agree that the Agent may release the Israeli Pledging Subsidiaries from the Existing Vishay Europe Pledge, subject to (notwithstanding the definition of “Significant Foreign Subsidiaries” in the Credit Agreement) the execution and delivery by Vishay of a pledge agreement, otherwise meeting the requirements of Section 7.16 of the Credit Agreement over the stock of Vishay Israel within one hundred and eighty (180) days of the date hereof, as such time period may be further extended from time to time by the Agent in its discretion.

     6. This First Amendment shall become effective (according to the terms hereof) on the date (the “First Amendment Effective Date”) that the following conditions have been fully satisfied by the Borrowers (the “Conditions”):

(a)

Agent shall have received counterpart copies (by facsimile or email) of (i) this First Amendment (in form and substance acceptable to Agent), duly executed and delivered by the Borrowers and the requisite Lenders, and (ii) those certain Reaffirmations of Guaranty by the applicable Guarantors party thereto, in each case with original signatures to follow promptly thereafter.

(b)

Agent shall have received such other documentation as it may reasonably request within a reasonable time period following such request, giving consideration to the extent and nature of the information so requested.

     7. Each of the Borrowers hereby represents and warrants that, after giving effect to any amendments, consents and waivers contained herein, execution and delivery of this First Amendment and the performance by each of them of their respective obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within its company powers, have been duly authorized, are not in contravention of law or the terms of its operating agreement or other organizational documents, as applicable, and except as have been previously obtained, do not require the consent or approval, material to the amendments set forth herein, of any governmental body, agency or authority, and the Amended Credit Agreement will constitute the valid and binding obligations of the Borrowers, as applicable, enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

     8. Except as specifically set forth herein, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants) or any of the other Loan Documents, or to constitute a waiver or release by any of the Lenders or the Agent of any right, remedy, Collateral, Default or Event of Default under the Credit Agreement or any of the other Loan Documents, except to the extent specifically set forth herein. Each of the Borrowers hereby acknowledges and agrees that this First Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of the Borrowers, any other Credit Party or any other party or any rights, privilege or remedy of the Lenders under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument except as expressly set forth herein. Furthermore, this First Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders or the Agent with respect to any other non-compliance by the Borrowers with the Credit Agreement or the other Loan Documents not waived or otherwise amended hereby, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

     9. Each of the Borrowers hereby acknowledges and confirms that it does not possess any claim, cause of action, demand, defense, and other right of action whatsoever, in law or equity against the Agent or any of the Lenders (collectively, the “Lender Parties”), prior to or as of the date of this First Amendment by reason of any cause or matter of any kind or nature whatsoever, including, but not limited to, any cause or matter arising from, relating to, or connected with, in any manner the Credit Agreement, any of the Loan Documents, any related document, instrument or agreement or this First Amendment (including, without limitation, any payment, performance, validity or enforceability of any or all of the indebtedness, covenants, agreements, rights, remedies, obligations and liabilities under the Credit Agreement, any of the Loan Documents, any related document, instrument or agreement or this First Amendment) or any transactions relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.

     10. Each of the Borrowers hereby reaffirms, confirms, ratifies and agrees to be bound by each of its covenants, agreements and obligations under the Credit Agreement, as amended as of the date hereof, and each other Loan Document previously executed and delivered by it, or executed and delivered in accordance with this First Amendment. Each reference in the Credit Agreement to “this Agreement” or “the Credit Agreement” shall be deemed to refer to Credit Agreement as amended by this First Amendment and each previous amendment thereto

     11. Unless otherwise defined to the contrary herein, all capitalized terms used in this First Amendment shall have the meanings set forth in the Credit Agreement.

     12. This First Amendment shall be a contract made under and governed by the internal laws of the State of Michigan, and may be executed in counterpart, in accordance with the Credit Agreement.

     13. Each of the Borrowers and the Agent agrees that any copy of this First Amendment (or any other Loan Document) signed by them and transmitted by facsimile, email or any other delivery method shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

     IN WITNESS WHEREOF, the Borrowers, the Lenders and Agent have each caused this First Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

AGENT:

COMERICA BANK, as Agent, Swing Line Lender, Issuing Lender and Lender

By:	/s/

Its:

COMPANY:

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Steven Klausner

Its:	Treasurer

PERMITTED BORROWERS:

SILICONIX INCORPORATED

By:	/s/ Steven Klausner

Its:	Treasurer

CONSENT TO FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

     The undersigned Lender hereby consents and agrees to the amendments, terms and conditions set forth in that certain First Amendment to Fourth Amended and Restated Credit Agreement dated December 12, 2008.

Dated: December 12, 2008

Bank of America, N.A.

By:	/s/

Its:

CONSENT TO FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

     The undersigned Lender hereby consents and agrees to the amendments, terms and conditions set forth in that certain First Amendment to Fourth Amended and Restated Credit Agreement dated December 12, 2008.

Dated: December 12, 2008

JPMorgan Chase Bank, N.A.

By:	/s/

Its:

CONSENT TO FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

     The undersigned Lender hereby consents and agrees to the amendments, terms and conditions set forth in that certain First Amendment to Fourth Amended and Restated Credit Agreement dated December 12, 2008.

Dated: December 12, 2008

Wachovia Bank National Association

By:	/s/

Its:

CONSENT TO FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

     The undersigned Lender hereby consents and agrees to the amendments, terms and conditions set forth in that certain First Amendment to Fourth Amended and Restated Credit Agreement dated December 12, 2008.

Dated: December 12, 2008

Bank of Tokyo-Mitsubishi UFJ Trust Company

By:	/s/

Its:

CONSENT TO FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

     The undersigned Lender hereby consents and agrees to the amendments, terms and conditions set forth in that certain First Amendment to Fourth Amended and Restated Credit Agreement dated December 12, 2008.

Dated: December 12, 2008

HSBC Bank USA, National Association

By:	/s/

Its:

CONSENT TO FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

     The undersigned Lender hereby consents and agrees to the amendments, terms and conditions set forth in that certain First Amendment to Fourth Amended and Restated Credit Agreement dated December 12, 2008.

Dated: December 12, 2008

Bank Hapoalim B.M.

By:	/s/

Its:

CONSENT TO FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

     The undersigned Lender hereby consents and agrees to the amendments, terms and conditions set forth in that certain First Amendment to Fourth Amended and Restated Credit Agreement dated December 12, 2008.

Dated: December 12, 2008

PNC Bank, National Association

By:	/s/

Its:

CONSENT TO FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

     The undersigned Lender hereby consents and agrees to the amendments, terms and conditions set forth in that certain First Amendment to Fourth Amended and Restated Credit Agreement dated December 12, 2008.

Dated: December 12, 2008

Intesa Sanpaolo Spa

By:	/s/

Its: